Context Insurance Linked Income Fund

Class A Shares: ILSAX	Class C Shares: ILSCX	Institutional Shares: ILSIX

SUMMARY PROSPECTUS

December 29, 2018

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://rationalmf.com/literature-forms/. You can also get this information at no cost by calling 800-253-0412, emailing info@rationalmf.com  or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated December 29, 2018, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Beginning January 1, 2021, the Fund intends to meet its shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Fund’s website, www. rationalmf.com. You may elect to receive paper copies or electronic copies of shareholder reports free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at 1-800-253-0412.
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FUND SUMMARY: CONTEXT INSURANCE LINKED INCOME FUND

Investment Objective: The Fund’s investment objective is total return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 40 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Waivers of Up-Front Sales Charge on Class A Shares on page 54 and Reduction of Up-Front Sales Charge on Class A Shares on page 53.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original purchase price or the net asset value of shares at the time of redemption)	None	1.00%(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1. 50%
Distribution (12b-1) Fees	0.00%	0.25%	1.00%
Other Expenses (3)	0.73%	0.73%	0.73%
Acquired Fund Fees and Expenses(3)(4)	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses(3)	2.26%	2.51%	3.26%
Fee Waivers and/or Expense Reimbursements(3)(5)	(0.48)%	(0.48)%	(0.48)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(3)(5)	1.78%	2.03%	2.78%

(1) In the case of investments of $1 million or more (where you do not pay an initial sales charge and the selling broker receives a commission), a 1.00% contingent deferred sales charge (“CDSC”) will be assessed on shares redeemed within two years of purchase, subject to any waivers as described in Appendix A.

(2) Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase, subject to any waivers as described in Appendix A.

(3)  Estimated expenses for the current fiscal year.

(4) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(5)	The Fund’s investment adviser, Rational Advisors, Inc. has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.75%, 2.00% and 2.75% of the Institutional Shares, Class A Shares and Class C Shares daily net assets, respectively, through April 30, 2020. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the expense limits in effect at the time of such reimbursement and the expense limits in place at the time of the recapture, after taking into account the amounts recaptured.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold, as applicable) all of your shares at the end of those periods.

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The Example also assumes that your investment has a 5% return each year, operating expenses remain the same and that the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Shares	$181	$660
Class A Shares	$671	$1,176
Class C Shares – no redemption	$281	$959
Class C Shares – with redemption	$381	$959

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this prospectus, the portfolio turnover rate for the last fiscal year is not available. In the future, the portfolio turnover rate for the most recent fiscal year will be provided here.

Principal Investment Strategy

The Fund pursues its investment objective by investing primarily in income-producing insurance-related investments. Under normal circumstances, insurance-related investments will compose at least 80% of the Fund’s net assets (plus borrowings for investment purposes). The Fund defines insurance-related investments as event-linked bonds, event-linked swaps, as well as corporate debt and preferred stock issued by insurance or reinsurance companies; and exchange-traded funds that invest at least 80% of net assets (plus borrowings for investment purposes) in the preceding (collectively, “insurance-related investments”). Additionally, the Fund concentrates its investments in the insurance industry because, under normal circumstances, it invests over 25% of its net assets in securities of insurance industry issuers. For this purpose the Fund defines insurance industry as life insurers, property/casualty insurers, reinsurers, and entities issuing event-linked bonds (which includes special purpose vehicles (“SPV”).

Event-linked bonds are variable rate debt securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified insurance event, or set of events, that leads to economic and/or human loss, such as an earthquake, flood, hurricane or other natural or man-made disasters. The most common type of event-linked bond is known as a “catastrophe” or “cat” bond. The Fund may invest in event-linked bonds in one or more of the following ways: (i) the Fund may purchase event-linked bonds when initially offered; (ii) the Fund may purchase event-linked bonds in the secondary market; or (iii) the Fund may gain indirect exposure to event-linked bonds using swaps tied to a particular cat bond or to a portfolio or index of cat bonds. The Fund may use swaps to invest in other types of event-linked securities as well.

The Fund may invest substantially all of its assets in non-investment grade securities rated Ba1 or lower by Moody’s or BB+ or lower by S&P (also known as “junk”) or unrated securities. Because most event-linked bonds are typically rated below investment grade and event-linked swaps are typically unrated, a substantial portion of the Fund’s assets will typically be invested in below investment grade investments, similar in some respects to high yield corporate bonds. Event-linked bonds and swaps are exposed to catastrophic insurance risk whereas high yield bonds are typically exposed to the potential default of financially distressed issuers. The Fund has no limit as to the maturity or credit quality of the insurance-related securities in which it invests or as to the market capitalization of the issuer.

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In implementing the Fund’s investment strategy, the sub-advisor seeks to invest in insurance-related investments tied to a varied group of available risks and geographic regions. Because the majority of insurance-related issuers are domiciled outside the United States, the Fund will normally invest significant amounts of its assets in non-U.S. entities and may invest in non-U.S. dollar securities. The sub-advisor uses various methods to evaluate potential investments, including but not limited to proprietary analysis methods and models, industry knowledge, security ratings and rating agency reports, and third-party analysis from broker-dealers and insurance risk modeling firms.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund involves a high degree of risk. The insurance-related securities in which the Fund invests are typically considered “high yield” and many insurance-related debt securities may be rated less than investment grade or unrated. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment or allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age, and risk tolerance. Investment should be avoided where an investor or client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Below Investment Grade Securities and Unrated Securities Risk. The Fund may have exposure, without limitation, to insurance-related securities that are rated below investment grade or that are unrated. Accordingly, certain of the Fund’s unrated investments could constitute a highly risky and speculative investment, similar to “high yield” bonds. The rating primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. Therefore, securities with a lower rating reflect the rating agency’s assessment of the substantial risk that a trigger event will occur and result in a loss to the security. The rating also reflects the insurance-related security’s credit risk and the model used to calculate the probability of the trigger event. The rating system for insurance-related securities is relatively new and significantly less developed than that of corporate bonds and continues to evolve as the market develops.

Changing Fixed Income Market Conditions Risk. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to support the U.S. economic recovery by keeping the federal funds rate at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve reduces

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Quantitative Easing and raising the federal funds rate, it is uncertain what impact this may have on the Fund’s and its investments.

Credit Risk. Generally, credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund's total return. Credit risk may be substantial for the Fund. The insurance-related securities in which the Fund invests will be subject to credit risk. Certain insurance-related securities are issued by special purpose vehicles (each an “SPV”). The principal invested in many insurance-related securities is held by the SPV in a collateral account and invested in various permissible assets set forth under the terms of the SPV. In these cases, typically, the collateral account is invested in high quality U.S. government securities (i.e., U.S. Treasury bonds). However, in certain insurance-related securities, the collateral account may be invested in high yielding, higher risk securities. Collateral will generally be invested in accordance with the terms of the SPV and overseen by a collateral manager appointed by the SPV; therefore, the Fund is dependent upon the manager to invest the collateral account proceeds appropriately. A portion of the insurance-related securities in which the Fund invests may, in lieu of such collateral account arrangements, provide for the collateral to be held by the issuer or transaction counterparty. When a collateral account is invested in higher yielding, higher risk securities or when the collateral is held directly by the issuer or transaction counterparty, the Fund will be subject to the risk of non-payment of scheduled principal and interest on such collateral.

Currency Risk. The Fund’s shares are priced in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars, and it is expected that a substantial portion of the Fund’s investments in insurance-related securities will be U.S. dollar denominated investments. However, a portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies and income received by the Fund from a portion of its investments may be paid in foreign currencies, and to the extent the Fund invests in non-U.S. dollar denominated instruments, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. Some countries have and may continue to adopt internal economic policies that affect their currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in those countries.

Derivatives Risk. As part of its principal strategy, the Fund may invest in event-linked swaps. Derivatives are financial contracts, the value of which depends on, or is derived from, an asset or other underlying reference. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying reference asset they are designed to track.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives also present other risks described herein, including market risk, illiquidity risk, currency risk, counterparty risk and credit risk. OTC derivatives are generally highly illiquid. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances.

Many derivatives have embedded leverage (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position). Derivatives in which the Fund may invest (e.g.,

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swaps) may have embedded leverage, depending on their specific terms. As a result, adverse changes in the value or level of the underlying investment may result in a loss substantially greater than the amount invested in the derivative itself.

Swaps Risk. The Fund may obtain event-linked exposure by investing in, among other things, event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies. Trigger events include hurricanes, earthquakes, weather-related phenomena and other criteria determined by independent parties. If a trigger event(s) occurs, the Fund may lose the swap’s notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in insurance-related securities, including risks associated with the counterparty and leverage.

Counterparty Risk. The Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund and its value. In addition, a portion of the insurance-related securities in which the Fund invests may, in lieu of segregated collateral account arrangements, provide for the collateral to be held by the issuer or transaction counterparty. When the collateral is held directly by the issuer or transaction counterparty, the Fund will be subject to the risk of non-payment of scheduled principal and interest on such collateral. Such non-payments may reduce the income to the Fund and negatively impact the value of the Fund and its securities.

Event-Linked Bonds and Swaps. Event-linked (or “catastrophe”) bonds and swaps carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its investment in such security, including accrued interest and/or principal invested in the security. Such losses may be substantial. Because catastrophe bonds cover “catastrophic” events that, if they occur, will result in significant losses, catastrophe bonds carry a high degree of risk of loss and are considered “high yield” bonds. The rating, if any, primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. Thus, lower-rated bonds have a greater likelihood of a trigger event occurring and causing a loss to the Fund.

Exchange Traded Fund (“ETF”) Risk. The Fund may invest in Exchange Traded Funds (“ETFs”) as part of its principal investment strategies. ETFs are subject to investment advisory and other expenses, which will be indirectly paid by a Fund. As a result, your cost of investing in a Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, the adviser or sub-advisor (as applicable) may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance. Each ETF is subject to specific risks, depending on the nature of its investment strategy. These risks could include liquidity risk and sector risk. In addition, ETFs that use derivatives may be subject to counterparty risk, liquidity risk, and other risks commonly associated with investments in derivatives. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities

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comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). Recently, interest rates have been historically low and interest rate risk may be heightened. Other risk factors include credit risk (the debtor may default). Lowered credit ratings may cause a drop in a fixed income security’s price and are associated with greater risk of default on interest and principal payments. Certain fixed income securities may be paid off early. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. If interest rates rise, repayments of principal on certain fixed income securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result, which reduces the Fund’s ability to reinvest at higher rates.

Floating-Rate Instrument Risks. A significant percentage of the insurance-related securities in which the Fund invests are expected to be variable rate, or floating-rate, event-linked bonds. Floating-rate instruments and similar investments may be illiquid or less liquid than other investments. In addition, while the collateral securing most event-linked bonds in which the Fund invests is typically invested in low-risk investments, certain SPVs may permit investment of collateral in higher risk, higher yielding investments. Thus, the value of collateral, if any, securing the Fund’s investments in event-linked bonds can decline or may be insufficient to meet the issuer’s obligations and the collateral, if repaid to the Fund, may be difficult to liquidate. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices, making valuation of these investments at any point in time difficult. Changes in short-term market interest rates will directly affect the yield on investments in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on the Fund’s yield will also be affected by whether, and the extent to which, the floating rate debt in the Fund’s portfolio is subject to floors on the LIBOR base rate on which interest is calculated for such instruments (a “LIBOR floor”). So long as the base rate remains under the LIBOR floor, changes in short-term interest rates will not affect the yield on such floating rate debt. In addition, to the extent that the interest rate spreads on floating rate debt experience a general decline, the yield on the Fund’s shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value to decrease.

Foreign Investing Risk. The Fund may invest in insurance-related securities issued by foreign sovereigns and foreign entities that are corporations, partnerships, trusts or other types of business entities. Because the majority of insurance-related security issuers are domiciled outside the United States, the Fund will normally invest significant amounts of its assets in non-U.S. entities. Accordingly, the Fund may invest without limitation in securities issued by non-U.S. entities. Certain SPVs may be sponsored by non-U.S. insurers that are not subject to the same regulation as that to which U.S. insurers are subject. The securities of such SPVs may pose a greater risk of loss, for example, due to less stringent underwriting and/or risk-retention requirements. The Fund’s investments will consist of event-linked bonds and swaps that provide the Fund with contractual rights under the terms of the issuance. While the contractual rights of such instruments are similar whether they are issued by a U.S. issuer or a non-U.S. issuer, there may be certain additional risks associated with non-U.S. issuers. For example, foreign issuers could be affected by factors not present in the U.S.,

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including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations, and increased costs to enforce applicable contractual obligations outside the U.S. Fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of the Fund’s investments in foreign securities. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the U.S., which could affect the liquidity of the Fund’s assets.

Illiquidity and Restricted Securities Risk. Illiquidity risk is the risk that the investments held by the Fund may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the security is currently worth. As a relatively new type of financial instrument, there is limited trading history for insurance-related securities.

The Fund may invest at the time of purchase up to 15% of its net assets in securities that are illiquid. The sub-advisor believes a sufficient liquid market exists for insurance-related securities in order to meet these requirements. However, there can be no assurance that a liquid market for the Fund’s investments will be maintained. The Fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and result in losses. The Fund may be unable to sell its investments, even under circumstances when the sub-advisor believes it would be in the best interests of the Fund. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with redemptions) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments.

Certain of the instruments in which the Fund may invest are subject to restrictions on resale by the federal securities laws or otherwise, such as securities offered privately pursuant to Section 4(a)(2) of the Securities Act of 1933 (the “1933 Act”) and securities issued pursuant to Rule 144A under the 1933 Act. While certain restricted securities may, notwithstanding their limitations on resale, be treated as liquid if the sub-advisor determines, pursuant to the applicable procedures, that such treatment is warranted, there can be no guarantee that any such determination will continue. Restricted securities previously determined to be liquid may subsequently become illiquid while held by the Fund. Even if such restricted securities are not deemed to be illiquid, they may nevertheless be difficult to value and the Fund may be required to hold restricted securities when it otherwise would sell such securities or may be forced to sell securities at a price lower than the price the Fund has valued such securities. This may result in losses to the Fund and investors.

Insurance-Related Securities Risk. The principal risk of an investment in an event-linked bond or swap is that a trigger event(s) (e.g., (i) natural events, such as a hurricane, tornado or earthquake; or (ii) man-made events, such as large aviation disasters, building explosions or cyberattacks) will occur and the Fund will lose all or a significant portion of the principal it has invested in the security and the right to additional interest payments with respect to the security. If multiple trigger events occur that impact a significant portion of the portfolio of the Fund, the Fund could suffer substantial losses and an investor will lose money. A majority of the Fund’s assets will be invested in insurance-related securities tied to natural and/or man-made disasters and there is inherent uncertainty as to whether, when or where such events will occur. There is no way to accurately predict whether a trigger event(s) will occur and, because of this significant uncertainty, insurance-related securities carry a high degree of risk. Other types of insurance-related securities are affected by these factors to a lesser degree.

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Investments in Non-Voting Securities Risk. If the insurance-related securities in which the Fund invests carry voting rights, the Fund ordinarily will limit such investments to 5% or less of the issuing entity’s outstanding voting securities. However, to enable the Fund to invest more of its assets in certain SPVs securities deemed attractive by the sub-advisor, the Fund may also contractually forego its right to vote securities or may purchase non-voting securities of such SPVs. If the Fund does not limit its voting rights and is deemed an “affiliate” of the SPV, the ability of the Fund to make future investments in the SPV or to engage in other transactions would be severely limited by the requirements of the 1940 Act. Such limitations may interfere with portfolio management of the Fund which may adversely impact the Fund’s performance. To the extent the Fund holds non-voting securities of an SPV or contractually foregoes its right to vote securities of an SPV, it will not be able to vote to the full extent of its economic interest on matters that require the approval of the investors in the SPV, including matters that could adversely affect the Fund’s investment in the SPV.

Issuer Specific Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Limited History of Operations Risk. The Fund is a new fund and has a limited history of operations for investors to evaluate. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Management Risk. The sub-adviser's reliance on its strategies and its judgments about the value and potential appreciation securities in which the Fund invests may prove to be incorrect. The Advisor’s assessment of the sub-adviser’s investment acumen may prove incorrect. The ability of the Fund to meet its investment objective is directly related to the sub-adviser’s proprietary investment process. There is no guarantee that the sub-adviser’s investment strategy or strategies will produce the desired results. As a result, the Fund could under perform other investment vehicles with similar investment objectives.

Moral Hazard Risk. Insurance-related securities are generally subject to one or more types of event triggers, including so-called “indemnity triggers.” An indemnity trigger is a trigger based on the actual losses and loss reserves of the ceding sponsor (i.e., the party seeking reinsurance). Insurance-related securities subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such insurance-related securities are triggered by actual and estimated losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on the Fund. For example, if an event-linked bond issued is triggered at $1.50 billion of actual and estimated losses to the ceding sponsor, once that trigger amount is exceeded the bond holder will lose all or a portion of its principal invested (plus any additional interest). In this situation, the ceding sponsor has a potential incentive to pay insurance claims more generously when the loss amount is near the trigger amount of the bond so as to exceed the trigger amount of the bond and shift additional losses to the bond holder. Thus, bonds with indemnity triggers may be subject to moral hazard, because the value of the bond depends on the ceding sponsor to properly identify and calculate losses that do and do not apply in determining whether the trigger amount has been reached. In short, “moral hazard” refers to this potential for the sponsor to influence security valuation, as payouts are based on the individual policy claims against the sponsor and the way the sponsor settles those claims.

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New Sub-Advisor Risk. The Sub-Advisor has limited experience managing a mutual fund. Mutual funds and their advisors are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Sub-Advisor and the Sub-Advisor may not achieve the intended result in managing the Fund.

Non-Diversification Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Over-the-Counter (“OTC”) Trading Risk. Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result, and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices. In an issuer bankruptcy, preferred stock holders are subordinate to the claims of debtholders and may receive little or no recovery.

Qualified Institutional Buyer Status Risk. The Fund is able to invest in certain securities not available to the general public because the Fund is a qualified institutional buyer (“QIB”). The failure by the Fund to maintain its QIB status will result in the Sub-Advisor’s inability to make certain investments on behalf of the Fund. Loss of QIB status will impede ability of the Fund to meet its investment objective, may result in lower or negative performance, and generally constrain the ability of the Sub-Advisor to execute its investment strategy.

Reinsurance Industry Risk. The performance of insurance-related securities and the insurance industry itself are tied to the occurrence of various trigger events, including weather, natural disasters (hurricanes, earthquakes, etc.), man-made catastrophes (aviation disasters, building explosions or cyber attacks) and other specified events causing physical and/or economic losses. Trigger events are typically defined by three criteria: an event; a geographic area in which the event must occur; and a threshold of economic or physical loss (either actual or modeled) caused by the event, together with a method to measure such loss. Generally, the event is either a natural or man-made event of a kind that results in significant physical or economic loss. Natural events include disasters such as hurricanes, earthquakes, windstorms, fires and floods. Man-made events include disasters resulting from human activity, such as aviation disasters, industrial accidents or business interruptions and cyber attacks. Major natural disasters in populated areas (such as in the cases of Hurricane Katrina in New Orleans in 2005, Hurricane Sandy in the New York City metropolitan area in 2012 and Hurricane Irma in Florida and the Caribbean in 2017) or events related to high-value insured property (such as airplane accidents and building explosions) can result in significant losses and investors in insurance-related securities tied to such exposures may also experience substantial losses. If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to insurance and reinsurance companies may increase. Typically, one significant trigger event (even in a major metropolitan area)

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will not result in the financial failure of a (re)insurance company. However, a series of major trigger events could cause the failure of a (re)insurance company or companies. Similarly, to the extent the Fund invests in insurance-related securities for which a trigger event occurs, losses associated with such event will result in losses to the Fund and a series of major trigger events affecting a large portion of the insurance-related securities held by the Fund will result in substantial losses to the Fund. In addition, unexpected events such as natural disasters or terrorist attacks could lead to government intervention in the insurance market. Political, judicial and legal developments affecting the (re)insurance industry could also create new and expanded theories of liability or regulatory or other requirements; such changes could have a material adverse effect on the Fund and its investments.

Risk Modeling Risk. The Sub-Advisor, in selecting investments for the Fund, may consider risk models created by independent third parties, the sponsor of an insurance-related security or an intermediary. The Sub-Advisor may also consider its own analysis based on comparable prior transactions, quantitative analysis, and industry knowledge. Risk models are designed to assist investors, governments, and businesses in understanding the potential impact of a wide variety of catastrophic events and allow such parties to analyze the probability of loss in regions with the highest disaster exposure. The Sub-Advisor may use the output of risk models to assist the Sub-Advisor in assessing the risk of a particular insurance-related security or a group of such securities. Risk models are created using historical, scientific and other data, and they may use quantitative methods. Because such risk models are based in part upon historical data and averages, there is no guarantee that such information will accurately predict the future occurrence, location or severity of any particular catastrophic event and thus may fail to accurately calculate the probability of a trigger event(s) occurring. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. In addition, any errors or imperfections in a risk model (quantitative or otherwise), analyses, the data on which they are based or any technical issues with the construction of the models (including, for example, data problems and/or software or other implementation issues) could adversely affect the ability of the Sub-Advisor to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. Risk models are used by the Sub-Advisor as one input in its investment process for Fund investments. There can be no assurance that these methodologies will help the Fund to achieve its investment objective.

Risk Management Risk. The measures that the Sub-Advisor or portfolio manager use to monitor and manage the risks of the Fund may not accomplish the intended results and the Fund may experience losses significantly greater than expected.

Sector Concentration Risk. Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

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Valuation Risk. The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability, or human error. In addition, pricing of insurance-related securities is subject to the added uncertainty caused by the inability to generally predict whether, when or where a natural or man-made disaster or other trigger event will occur. Even after a natural disaster or other trigger event occurs, the pricing of insurance-related securities is subject to uncertainty for a period of time until event parameters, ultimate loss amounts and other factors are finalized and communicated to the Fund. The Fund’s investments in insurance-related securities for which market quotations are not available will be valued pursuant to procedures adopted by the Board. Many of the Fund’s insurance-related securities are priced using fair value methods. Portfolio securities that are valued using techniques other than market quotations, including fair valued securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value. If securities are mispriced, shareholders could lose money upon redemption or could pay too much for shares purchased.

For more information, please see “Principal Investment Strategies and Risks.”

Performance: Because the Fund is a new fund and does not yet have a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost by calling 1-800-253-0412 and on the Fund’s website at www.rationalmf.com.

Advisor: Rational Advisors, Inc., (“Rational”) is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Context Insurance Strategies, LLC is the Fund’s investment sub-advisor (the “Sub-Advisor”).

Portfolio Managers: Peter Vloedman and Andrew Sterge, each a Managing Director of the Sub-Advisor, are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.  Messrs. Vloedman and Sterge have served as Portfolio Managers of the Fund since the Fund’s inception in December 2018.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional is $1,000. For Class A Shares and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares, and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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